UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2026 (February 3, 2026)

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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	ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 3, 2026, (the “Effective Date”), MDR Franklin Square, LLC, a Delaware limited liability company (the “Seller”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”), with PC Acquisitions, LLC, a North Carolina limited liability company (the “Purchaser”), whereby the Purchaser agreed to acquire (the “Acquisition”) the Shops at Franklin Square, a 134,239 square foot retail property located in Gastonia, North Carolina (the “Franklin Square Property”). The total consideration for the Franklin Square Property is $24,500,000 (the “Consideration”), subject to the prorations and adjustments described in the Purchase and Sale Agreement. The Consideration is to be paid by the Purchaser to the Seller at the Closing (as that term is defined in the Purchase and Sale Agreement). The Purchaser is required to make an earnest money deposit of $150,000 within three business days of the Effective Date.

The Purchase and Sale Agreement contains provisions, representations, warranties, covenants, conditions and indemnities that are customary and standard for the real estate industry and the sale of commercial real property. The Acquisition is expected to close within 45 days. Several conditions to closing on the Acquisition remain to be satisfied, and there can be no assurance that the Purchaser will complete the transaction on the general terms described above or at all.

The foregoing description of the Purchase and Sale Agreement is qualified in its entirety by reference to the Purchase and Sale Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated as of February 3, 2026, by and among MDR Franklin Square, LLC and PC Acquisitions, LLC
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: February 4, 2026	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer